united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22655

Northern Lights Fund Trust III

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

Eric Kane

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2688

Date of fiscal year end: 6/30

Date of reporting period: 6/30/17

Item 1. Reports to Stockholders.

Cozad Small Cap Value Fund

Class A: COZAX

Class I: COZIX

Class N: COZNX

Annual Report

June 30, 2017

1-855-528-0707

www.cozadfunds.com

Distributed by Northern Lights Distributors, LLC

Member FINRA

2501 Galen Drive ● P.O. Box 3669 Champaign, Illinois 61826 (217) 356-8363 ● (800) 437-1686 FAX (217) 355-1359

Dear Shareholders:

We are pleased to present you with the Cozad Small Cap Value Fund Annual Report. The Cozad Small Cap Value Fund I shares returned a positive 19.50% for the one year period ending June 30, 2017. We are excited about the opportunities going forward for prudent value investors, and we are honored to have your support and trust as we navigate the current investment landscape and grow together. We believe our long-term, disciplined approach and distinct behavioral perspective may reward patient, value-focused investors.

Such an approach is more important than ever as we consider the current market environment. A number of themes have evolved over the past twelve months and carry both positive and negative implications for equity valuations. Of course, the most highly visible theme – in every sense – is the current political climate. Consumer health, to include both spending and employment, is vital to future growth. However the seismic shift in investor preference for passive strategies coupled with a historically low level of market volatility may prove the most interesting question mark.

American politics is nothing short of a spectacle. Upon a brief review of the past year’s events, it may seem that the government is hoping to secure a new source of revenue by landing the newest reality show. Jokes aside, the eventual election results translated to large, positive returns in many sectors which were expected to benefit. Recognizing the irrationality behind such a strong move we urged investors to beware of the effect of a “Buy the rumor. Sell the fact,” investing environment. In other words, we believed the market had completely ignored the enduring reality of politics. Specifically, even when promises aren’t empty, the associated actions may take incredibly long to implement. This proved out steadily throughout the year as most of the post-election returns reversed themselves when the facts proved that 1) companies failed to live up to growth expectations and 2) the government has proven itself to be as immovable as ever when it comes to implementing anything of value.

We have been referring to the current market as a “winner takes all” type of environment where the entire focus has been on positive revenue and/or earnings growth with a near complete disregard for balance sheet and cash flow strength and the associated prudent capital management. This view was reinforced by a recent article in the Wall Street Journal1 which noted that the market may be too narrowly focused on a few fundamental business aspects and therefore overemphasizing these companies’ respective values. The other side of the trade is therefore being driven by negative sentiment which is being similarly overdone on the downside. This presents potential opportunities for prudent investors, and our small-cap value team continues to focus on companies that have been discounted unfairly despite executives and boards who are actively demonstrating the belief they’re undervalued.

Thank you for being a shareholder of the Cozad Small Cap Value Fund. We are honored to be a trusted asset and relationship within your overall investment allocation. Sincerely,

Greg Cozad, President & CEO	David Wetherell, Portfolio Manager
Cozad Asset Management, Inc.

1 Lahart, Justin. “The Bull Market’s Growth Problem.” The Wall Street Journal, 27 July 2017, Dow Jones & Company, https://www.wsj.com/articles/the-bull-markets-growth-problem-1501172322.

2501 Galen Drive ● P.O. Box 3669 Champaign, Illinois 61826 (217) 356-8363 ● (800) 437-1686 FAX (217) 355-1359

Past performance is no assurance of future results. Investors cannot directly invest in an index; unmanaged index returns do not reflect any fees, expenses or sales charges.

Mutual Funds involve risk, including possible loss of principal. The Adviser has a limited history of managing mutual funds for investors to evaluate. The Adviser’s reliance on its strategy and judgments about the attractiveness, value and potential appreciation of particular securities may prove to be incorrect and may not produce the desired results. The price of small-capitalization company stocks may be subject to more abrupt market movements than larger, more established companies in general. The fund can have a higher portfolio turnover that can result in higher transactional costs and may result in higher taxes when the Funds shares are held in a taxable account.

Cozad Asset Management, Inc. and M Holdings Securities, Inc are not affiliated with Northern Lights Distributors.

8181-NLD-8/23/2017

COZAD SMALL CAP VALUE FUND
PORTFOLIO REVIEW (Unaudited)
June 30, 2017

The Fund’s performance figures* for the periods ended June 30, 2017 compared to its benchmark:

				Annualized	Annualized
		Annualized	Annualized	Inception**-	Inception***-
	One Year	Three Year	Five Year	June 30, 2017	June 30, 2017
Cozad Small Cap Value Fund – Class A	19.13%	4.28%	N/A	N/A	4.28%
Cozad Small Cap Value Fund – Class A with load	12.30%	2.24%	N/A	N/A	2.24%
Cozad Small Cap Value Fund – Class N	19.50%	4.44%	N/A	N/A	4.44%
Cozad Small Cap Value Fund – Class I****	19.50%	4.51%	13.01%	12.35%	N/A
Russell 2000 Value Total Return*****	24.86%	7.02%	13.39%	12.48%	7.02%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gain distributions and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods greater than 1 year are annualized. The returns would have been lower had the Advisor not waived its fees. The Fund’s total annual operating expenses, before any fee waiver, are 2.28% for Class A and Class N shares and 2.03% for Class I shares per the November 1, 2016 prospectus. Class A shares are subject to a maximum sales charge of 5.75%. For performance information current to the most recent month-end, please call toll-free 1-855-528-0707.

**	Inception date is September 30, 2010 for Class I shares.

***	Inception date is July 1, 2014 for Class A and N shares.

****	The Fund is the successor to the Cozad Small Cap Value Fund I, LP (the “Predecessor Fund”), which transferred its assets to the Fund in connection with the Fund’s commencement of operations as a mutual fund. The Predecessor Fund was managed by Cozad Asset Management, Inc., and has substantially similar investment objectives and strategies to those of the Fund. Class I performance includes the performance of the Predecessor Fund prior to the commencement of the Fund’s operations as a series of the Trust on July 1, 2014. The Predecessor Fund was not registered as a mutual fund under the Investment Company Act of 1940, as amended (the “1940 Act”), and therefore was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended (the “Code”). Had the Predecessor Fund been registered under the 1940 Act, the Predecessor Fund’s performance may have been adversely affected.

*****	The Russell 2000 Value Total Return measures the performance of Russell 2000 Index companies with lower price to-book ratios and lower forecasted growth values. The Russell 2000 Index measures smallest companies in the Russell 3,000 Index. You cannot invest directly in and Index.

Comparison of the Change in Value of a $10,000 Investment

COZAD SMALL CAP VALUE FUND
PORTFOLIO REVIEW (Unaudited)(Continued)
June 30, 2017

The Fund’s top industry sector and investment type were as follows as of June 30, 2017:

Industry Sector/Investment Type	% of Net Assets
Common Stocks
Financial	36.7%
Industrial	15.4%
Consumer, Non-cyclical	13.2%
Consumer, Cyclical	12.5%
Technology	5.7%
Utilities	4.4%
Energy	4.0%
Communications	3.5%
Basic Materials	3.2%
Other Assets Less Liabilities	1.4%
100.0%

Please refer to the Portfolio of Investments in this Annual Report for a detailed analysis of the Fund’s holdings.

COZAD SMALL CAP VALUE FUND
PORTFOLIO OF INVESTMENTS
June 30, 2017

Shares		Fair Value
	COMMON STOCKS - 98.6%
	AEROSPACE/DEFENSE - 1.9%
21,145	Triumph Group, Inc.	$668,182

	AIRLINES - 0.5%
3,400	Spirit Airlines, Inc. *	175,610

	APPAREL - 1.8%
12,280	Unifi, Inc. *	378,224
8,350	Wolverine World Wide, Inc.	233,883
		612,107
	AUTO PARTS & EQUIPMENT - 1.7%
4,420	Cooper Tire & Rubber Co.	159,562
2,370	Tenneco, Inc.	137,057
12,590	Tower International, Inc.	282,646
		579,265
	BANKS - 17.8%
35,340	Associated Banc-Corp.	890,568
13,680	Central Pacific Financial Corp.	430,510
50,505	First Commonwealth Financial Corp.	640,403
12,300	FNB Corp.	174,168
28,200	Fulton Financial Corp.	535,800
4,775	Hancock Holding Co.	233,975
11,050	International Bancshares Corp.	387,303
6,185	MB Financial, Inc.	272,387
50,900	Old National Bancorp.	878,025
12,900	Southwest Bancorp, Inc.	329,595
3,700	UMB Financial Corp.	276,982
24,000	Umpqua Holdings Corp.	440,640
21,120	Union Bankshares Corp.	715,968
		6,206,324
	BIOTECHNOLOGY - 0.9%
12,220	Myriad Genetics, Inc.*	315,765

	BUILDING MATERIALS - 0.3%
4,150	Cree, Inc.*	102,298

	CHEMICALS - 0.3%
7,700	Calgon Carbon Corp.	116,270

	COMMERCIAL SERVICES - 4.3%
7,700	CoreLogic, Inc. *	334,026
4,200	FTI Consulting, Inc. *	146,832
9,560	Korn/Ferry International	330,107
6,215	McGrath Rentcorp.	215,225
4,445	Morningstar, Inc.	348,221
10,500	Resources Connection, Inc.	143,850
		1,518,261

See accompanying notes to financial statements.

COZAD SMALL CAP VALUE FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2017

Shares		Fair Value
	COMPUTERS - 2.0%
1,500	CACI International, Inc. *	$187,575
10,300	Convergys Corp.	244,934
1,940	Science Applications International Corp.	134,675
7,850	Syntel, Inc.	133,136
		700,320
	DISTRIBUTION/WHOLESALE - 0.5%
10,750	Essendant, Inc.	159,423

	DIVERSIFIED FINANCIAL SERVICES - 1.2%
8,545	Legg Mason, Inc.	326,077
2,350	Stifel Financial Corp.*	108,053
		434,130
	ELECTRIC - 2.1%
7,500	Avista Corp.	318,450
16,680	Dynegy, Inc. *	137,944
6,000	Portland General Electric Co.	274,140
		730,534
	ELECTRICAL COMPONENTS & EQUIPMENT - 0.2%
830	EnerSys	60,133

	ELECTRONICS - 2.0%
14,100	Fitbit, Inc. *	74,871
6,370	Methode Electronics, Inc.	262,444
20,900	Vishay Intertechnology, Inc.	346,940
		684,255
	ENGINEERING & CONSTRUCTION - 1.7%
26,565	Aegion Corp. *	581,242

	ENVIRONMENTAL CONTROL - 0.6%
4,480	Tetra Tech, Inc.	204,960

	FOOD - 2.8%
3,000	Bob Evans Farms, Inc.	215,490
8,150	Dean Foods Co.	138,550
18,950	Flowers Foods, Inc.	328,025
2,640	Sanderson Farms, Inc.	305,316
		987,381
	FOREST PRODUCTS & PAPER - 0.6%
4,860	Clearwater Paper Corp. *	227,205

	GAS - 1.3%
6,900	New Jersey Resources Corp.	273,930
2,250	Southwest Gas Corp.	164,385
		438,315
	HEALTHCARE PRODUCTS - 3.5%
20,060	Bruker Corp.	578,530
13,700	Patterson Cos, Inc.	643,215
		1,221,745

See accompanying notes to financial statements.

COZAD SMALL CAP VALUE FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2017

Shares		Fair Value
	HEALTHCARE SERVICES - 0.7%
11,540	Ensign Group, Inc.	$251,226

	HOME FURNISHINGS - 1.0%
7,130	Ethan Allen Interiors, Inc.	230,299
2,320	Tempur Sealy International, Inc. *	123,865
		354,164
	INSURANCE - 4.2%
19,830	CNO Financial Group, Inc.	414,051
9,290	First American Financial Corp.	415,170
10,500	Heritage Insurance Holdings, Inc.	136,710
4,570	ProAssurance Corp.	277,856
12,800	Radian Group, Inc.	209,280
		1,453,067
	IRON & STEEL - 1.4%
7,150	Carpenter Technology Corp.	267,624
13,000	Commercial Metals Co.	252,590
		520,214
	MACHINERY - CONSTRUCTION & MINING - 1.5%
3,740	Hyster-Yale Materials Handling, Inc.	262,735
3,910	Oshkosh Corp.	269,321
		532,056
	MACHINERY - DIVERSIFIED - 1.4%
3,850	AGCO Corp.	259,452
2,805	Lindsay Corp.	250,346
		509,798
	MEDIA - 2.5%
46,761	TiVo Corp.	872,093

	METAL FABRICATE/HARDWARE - 0.7%
5,000	The Timken Co.	231,250

	MINING - 0.7%
2,780	Kaiser Aluminum Corp.	246,086

	MISCELLANEOUS MANUFACTURED - 1.1%
22,495	Federal Signal Corp.	390,513

	OFFICE FURNISHINGS - 0.3%
8,160	Steelcase, Inc.	114,240

	OIL & GAS - 1.8%
3,810	Murphy USA, Inc. *	282,359
9,680	PBF Energy, Inc.	215,477
6,930	SM Energy Co.	114,553
		612,389

See accompanying notes to financial statements.

COZAD SMALL CAP VALUE FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2017

Shares		Fair Value
	OIL & GAS SERVICES - 2.3%
21,530	Bristow Group, Inc.	$164,704
12,345	Oil States International, Inc. *	335,167
28,855	Superior Energy Services, Inc. *	300,958
		800,829
	PACKAGING & CONTAINERS - 1.9%
14,030	Bemis Co., Inc.	648,887

	PHARMACEUTICALS - 0.9%
9,660	Owens & Minor, Inc.	310,955

	REAL ESTATE INVESTMENT TRUSTS (REITS) - 10.5%
65,120	Cedar Realty Trust, Inc.	315,832
29,865	Cousins Properties, Inc.	262,513
31,145	Dynex Capital, Inc.	221,130
10,760	Gramercy Property Trust	319,680
5,940	Healthcare Realty Trust, Inc.	202,851
16,605	Hersha Hospitality Trust	307,359
4,315	Life Storage, Inc.	319,741
1,965	National Health Investors, Inc.	155,628
11,000	Physicians Realty Trust	221,540
17,420	RLJ Lodging Trust	346,135
10,005	Ryman Hospitality Properties, Inc.	640,420
6,500	Tanger Factory Outlet Centers, Inc.	168,870
9,300	Xenia Hotels & Resorts, Inc.	180,141
		3,661,840
	RETAIL - 6.1%
21,100	Bloomin’ Brands, Inc.	447,953
1,955	Brinker International, Inc.	74,485
4,800	Cheesecake Factory, Inc.	241,440
28,400	DSW, Inc.	502,680
21,960	Express, Inc.*	148,230
9,100	GameStop Corp.	196,651
1,810	Group 1 Automotive, Inc.	114,609
2,890	Penske Automotive Group, Inc.	126,900
5,460	Williams-Sonoma, Inc.	264,810
		2,117,758
	SAVING & LOANS - 3.0%
14,833	Berkshire Hills Bancorp, Inc.	521,380
15,720	Washington Federal, Inc.	521,904
		1,043,284
	SEMICONDUCTORS - 0.7%
8,300	Teradyne, Inc.	249,249

See accompanying notes to financial statements.

COZAD SMALL CAP VALUE FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2017

Shares		Fair Value
	SOFTWARE - 2.9%
15,940	Inovalon Holdings, Inc. *	$209,611
21,250	Progress Software Corp.	656,412
4,030	Verint Systems, Inc.*	164,021
		1,030,044
	STORAGE/WAREHOUSING - 0.8%
8,950	Mobile Mini, Inc.	267,157

	TELECOMMUNICATIONS - 1.0%
32,525	Infinera Corp. *	347,042

	TRANSPORTATION - 2.2%
10,260	Heartland Express, Inc.	213,613
18,190	Matson, Inc.	546,428
		760,041
	WATER - 1.0%
7,550	American States Water Co.	357,945

	TOTAL COMMON STOCKS (Cost $31,952,487)	34,405,852

	SHORT-TERM INVESTMENT - 1.1%
392,949	Union Bank Institutional Trust, 0.45%** (Cost $392,949)	392,949

	TOTAL INVESTMENTS - 99.7% (Cost $32,345,436) (a)	$34,798,801
	OTHER ASSETS LESS LIABILITIES - 0.3%	99,766
	NET ASSETS - 100.0%	$34,898,567

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $32,797,932 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$4,320,402
Unrealized Depreciation:	(2,319,533)
Net Unrealized Appreciation:	$2,000,869

*	Non-income producing security.

**	Interest rate reflects seven-day effective yield on June 30, 2017.

REITS - Real Estate Investment Trusts

See accompanying notes to financial statements.

COZAD SMALL CAP VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2017

ASSETS
Investment in securities at fair value (cost $32,345,436)	$34,798,801
Receivable for securities sold	227,145
Dividends and interest receivable	53,068
Prepaid Expenses & other assets	7,238
TOTAL ASSETS	35,086,252

LIABILITIES
Payable for securities purchased	155,822
Investment advisory fees payable	7,811
Payable to related parties	6,651
Payable for Fund shares redeemed	1,500
Distribution (12b-1) fees payable	127
Accrued expenses and other liabilities	15,774
TOTAL LIABILITIES	187,685
NET ASSETS	$34,898,567

Net Assets Consist Of:
Paid in capital	$29,889,989
Accumulated net investment income	132,187
Accumulated net realized gain from security transactions	2,423,026
Net unrealized appreciation on investments	2,453,365
NET ASSETS	$34,898,567

Net Asset Value Per Share:
Class A Shares:
Net Assets	$350,872
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	16,263
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share	$21.57
Maximum offering price per share (maximum sales charge of 5.75%)	$22.89

Class I Shares:
Net Assets	$34,547,672
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	1,597,497
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$21.63

Class N Shares:
Net Assets	$23	*
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	1
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$21.63

*	NAV may not recalculate due to rounding of shares.

See accompanying notes to financial statements.

COZAD SMALL CAP VALUE FUND
STATEMENT OF OPERATIONS
For the Year Ended June 30, 2017

INVESTMENT INCOME
Dividends	$823,200
Interest	943
TOTAL INVESTMENT INCOME	824,143

EXPENSES
Investment advisory fees	438,450
Distribution (12b-1) fees:
Class A	810
Transfer agent fees	53,941
Administrative services fees	48,128
Accounting services fees	41,714
Audit fees	16,556
Compliance officer fees	16,147
Legal fees	15,046
Printing and postage expenses	14,171
Trustees fees and expenses	9,920
Registration fees	7,480
Custodian fees	5,551
Non 12b-1 shareholder servicing	4,617
Insurance expense	845
Other expenses	2,047
TOTAL EXPENSES	675,423

Less: Fees waived by the Adviser	(235,631)

NET EXPENSES	439,792
NET INVESTMENT INCOME	384,351

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain from security transactions	3,472,379

Net change in unrealized appreciation on investments	2,010,640

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	5,483,019

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,867,370

See accompanying notes to financial statements.

COZAD SMALL CAP VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	June 30,	June 30,
	2017	2016
FROM OPERATIONS
Net investment income	$384,351	$381,008
Net realized gain (loss) from security transactions	3,472,379	(1,428,428)
Distributions of capital gains from underlying investment companies	—	3,957
Net change in unrealized appreciation on investments	2,010,640	154,053
Net increase (decrease) in net assets resulting from operations	5,867,370	(889,410)

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains:
Class A	(95)	(4,450)
Class I	(9,713)	(455,754)
Class N	— **	— **
From net investment income:
Class A	(2,679)	(1,441)
Class I	(344,543)	(197,598)
Class N	— **	— **
Net decrease in net assets resulting from distributions to shareholders	(357,030)	(659,243)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	24,059	6,082
Class I	1,503,960	2,578,225
Net asset value of shares issued in reinvestment of distributions:
Class A	2,774	5,891
Class I	307,866	629,449
Payments for shares redeemed:
Class A	(2,000)	—
Class I	(2,364,192)	(1,568,672)
Net increase (decrease) in net assets resulting from shares of beneficial interest	(527,533)	1,650,975

TOTAL INCREASE IN NET ASSETS	4,982,807	102,322

NET ASSETS
Beginning of Year	29,915,760	29,813,438
End of Year *	$34,898,567	$29,915,760
* Includes accumulated net investment income of:	$132,187	$155,698

**	Amount represents less than $0.50.

See accompanying notes to financial statements.

COZAD SMALL CAP VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended	Year Ended
	June 30,	June 30,
	2017	2016
SHARE ACTIVITY
Class A:
Shares Sold	1,206	318
Shares Reinvested	127	352
Shares Redeemed	(93)	—
Net increase in shares of beneficial interest outstanding	1,240	670

Class I:
Shares Sold	73,691	147,349
Shares Reinvested	14,135	37,534
Shares Redeemed	(111,722)	(89,969)
Net increase (decrease) in shares of beneficial interest outstanding	(23,896)	94,914

See accompanying notes to financial statements.

COZAD SMALL CAP VALUE FUND
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year

	Year Ended	Year Ended	Year Ended
Class A	June 30, 2017	June 30, 2016	June 30, 2015 (1)
Net asset value, beginning of year	$18.25	$19.32	$20.00
Activity from investment operations:
Net investment income (2)	0.18	0.20	0.24
Net realized and unrealized gain (loss) on investments	3.32	(0.87)	(0.56)
Total from investment operations	3.50	(0.67)	(0.32)
Less distributions from:
Net investment income	(0.17)	(0.10)	(0.14)
Net realized gains	(0.01)	(0.30)	(0.22)
Total distributions	(0.18)	(0.40)	(0.36)
Net asset value, end of year	$21.57	$18.25	$19.32
Total return (3)	19.13%	(3.28)%	(1.58)%
Net assets, at end of year (000s)	$351	$274	$277
Ratio of gross expenses to average net assets (4)(5)(6)	2.25%	2.28%	2.26%
Ratio of net expenses to average net assets (5)(6)	1.55%	1.55%	1.55%
Ratio of net investment income to average net assets (5)(6)(7)	0.90%	1.12%	1.23%
Portfolio Turnover Rate	76%	62%	70%

(1)	The Cozad Small Cap Value Fund’s Class A shares commenced operations on July 1, 2014.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for each period.

(3)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and distributions, if any, and exclude the effect of applicable sales charges and redemption fees. Had the Adviser not waived a portion of its expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(5)	Annualized for periods less than one year.

(6)	Does not include the expenses of other investment companies in which the Fund invests, as these expenses are included in the realized and unrealized gain/(loss) on investments.

(7)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

COZAD SMALL CAP VALUE FUND
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year

	Year Ended	Year Ended	Year Ended
Class I	June 30, 2017	June 30, 2016	June 30, 2015 (1)
Net asset value, beginning of year	$18.28	$19.35	$20.00
Activity from investment operations:
Net investment income (2)	0.24	0.24	0.25
Net realized and unrealized gain (loss) on investments	3.33	(0.88)	(0.54)
Total from investment operations	3.57	(0.64)	(0.29)
Less distributions from:
Net investment income	(0.21)	(0.13)	(0.14)
Net realized gains	(0.01)	(0.30)	(0.22)
Total distributions	(0.22)	(0.43)	(0.36)
Net asset value, end of year	$21.63	$18.28	$19.35
Total return (3)	19.50%	(3.08)%	(1.43)%
Net assets, at end of year (000s)	$34,548	$29,642	$29,536
Ratio of gross expenses to average net assets (4)(5)(6)	2.00%	2.03%	2.01%
Ratio of net expenses to average net assets (5)(6)	1.30%	1.30%	1.30%
Ratio of net investment income to average net assets (5)(6)(7)	1.15%	1.37%	1.26%
Portfolio Turnover Rate	76%	62%	70%

(1)	The Cozad Small Cap Value Fund’s Class I shares commenced operations on July 1, 2014.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for each period.

(3)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and distributions, if any, and exclude the effect of applicable sales charges and redemption fees. Had the Adviser not waived a portion of its expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(5)	Annualized for periods less than one year.

(6)	Does not include the expenses of other investment companies in which the Fund invests, as these expenses are included in the realized and unrealized gain/(loss) on investments.

(7)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

COZAD SMALL CAP VALUE FUND
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year

	Year Ended	Year Ended	Year Ended
Class N	June 30, 2017	June 30, 2016	June 30, 2015 (1)
Net asset value, beginning of year	$18.28	$19.35	$20.00
Activity from investment operations:
Net investment income (2)	0.32	0.30	0.25
Net realized and unrealized gain (loss) on investments	3.25	(0.97)	(0.54)
Total from investment operations	3.57	(0.67)	(0.29)
Less distributions from:
Net investment income	(0.21)	(0.10)	(0.14)
Net realized gains	(0.01)	(0.30)	(0.22)
Total distributions	(0.22)	(0.40)	(0.36)
Net asset value, end of year	$21.63	$18.28	$19.35
Total return (3)	19.50%	(3.26)%	(1.43)%
Net assets, at end of year (8)	$23	$19	$20
Ratio of gross expenses to average net assets (4)(5)(6)	2.25%	2.28%	2.26%
Ratio of net expenses to average net assets (5)(6)	1.55%	1.55%	1.55%
Ratio of net investment income to average net assets (5)(6)(7)	0.90%	1.12%	1.23%
Portfolio Turnover Rate	76%	62%	70%

(1)	The Cozad Small Cap Value Fund’s Class N shares commenced operations on July 1, 2014.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for each period.

(3)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and distributions, if any, and exclude the effect of applicable sales charges and redemption fees. Had the Adviser not waived a portion of its expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(5)	Annualized for periods less than one year.

(6)	Does not include the expenses of other investment companies in which the Fund invests, as these expenses are included in the realized and unrealized gain/(loss) on investments.

(7)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.

(8)	Actual net assets, not truncated.

See accompanying notes to financial statements.

COZAD SMALL CAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS
June 30, 2017

1.	ORGANIZATION

The Cozad Small Cap Value Fund (the “Fund”), is a diversified series of shares of beneficial interest of the Northern Lights Fund Trust III (the “Trust”), a Delaware statutory trust organized on December 5, 2011 under the laws of the state of Delaware. The Trust is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as an open-end management investment company. The investment objective of the Fund is to seek capital appreciation.

The Fund acquired all of the assets and liabilities of the Cozad Small Cap Value Fund I, LP (“Predecessor Fund”), in a tax-free reorganization on July 1, 2014 (the “Reorganization”). The Predecessor Fund was a limited partnership organized on September 30, 2010. In connection with the Reorganization, shares of the Predecessor Fund were exchanged for Class I shares of the Fund on July 1, 2014.

The Fund currently offers Class A, Class I, and Class N shares. Class I, Class N shares are offered at net asset value. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of the financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the year. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update “ASU” 2013-08.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Investments in non-exchange traded open-end investment companies are valued at net asset value. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

COZAD SMALL CAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2017

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Trust’s Board of Trustees (the “Board”). The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

COZAD SMALL CAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2017

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of June 30, 2017 for the Fund’s assets measured at fair value:

COZAD SMALL CAP VALUE FUND
Assets*	Level 1	Level 2	Level 3	Total
Common Stocks	$34,405,852	$—	$—	$34,405,852
Short-Term Investment	—	392,949	—	392,949
Total	$34,405,852	$392,949	$—	$34,798,801

There were no transfers into or out of Level 1 and Level 2 during the current period presented. It is the Fund’s policy to record transfers into or out of Level 1 and Level 2 at the end of the reporting period.

The Fund did not hold any Level 2 or Level 3 securities during the period.

*	See Portfolio of Investments for industry classification.

COZAD SMALL CAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2017

Security Transactions and Related Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid quarterly. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results from operations, or net asset value per share of the Fund. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income tax is required. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax year 2015-2016, or expected to be taken in the Fund’s 2017 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that Fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable (as determined by the Board), taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

COZAD SMALL CAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2017

3.	INVESTMENT TRANSACTIONS

For the year ended June 30, 2017, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. Government securities, amounted to $25,324,037 and $25,868,359 respectively.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Cozad Asset Management, Inc. serves as the Fund’s Investment Adviser (the “Adviser”).

Pursuant to an Investment Advisory Agreement with the Trust, on behalf of the Fund (the “Advisory Agreement”), the Adviser, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, the Fund pays the Adviser a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.30% of the Fund’s average daily net assets. For the year ended June 30, 2017, the Fund incurred $438,450 in advisory fees.

Pursuant to a written contract (the “Waiver Agreement”), the Adviser has agreed, at least until October 31, 2017, to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (excluding front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs such as interest and dividend expenses on securities sold short, taxes, or extraordinary expenses, such as litigation expense, not incurred in the ordinary course of the Fund’s business) do not exceed 1.55% per annum of Class A shares average daily net assets, 1.30% per annum of Class I average daily net assets, and 1.55% per annum of Class N shares average daily net assets (the “Expense Limitation”).

If the Adviser waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund’s Total Operating Expenses attributable to Class A, Class I and Class N shares are subsequently less than the Expense Limitation, the Adviser shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund’s expenses to exceed the lower of the Expense Limitation then in place or in place at the time of waiver. If the Operating Expenses subsequently exceed the Expense Limitation, the reimbursements shall be suspended. The Adviser may seek recoupment only for expenses waived or paid by it during the three years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement upon 60 days written notice to the Adviser. For the year ended June 30, 2017, the Adviser waived $235,631 under the Waiver Agreement.

The following amounts are subject to recapture by the Adviser by the following dates:

6/30/2018	6/30/2019	6/30/2020
$ 193,749	$ 202,468	$ 235,631

COZAD SMALL CAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2017

Distributor – The Trust, on behalf of the Fund, has adopted the Trust’s Master Distribution and Shareholder Servicing Plans (the “Plans”) pursuant to Rule 12b-1 under the 1940 Act. The Plans provide that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25% of the average daily net assets attributable to Class A, and Class N, respectively, and is paid to Northern Lights Distributors, LLC (the “Distributor”), to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Adviser. Pursuant to the Plans, $810 in distribution fees for Class A was incurred during the year ended June 30, 2017.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. On sales of Class A shares for the year ended June 30, 2017, the Distributor received $941 from front-end sales charges of which $128 was retained by the principal underwriter or other affiliated broker-dealers.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”) – GFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of GFS and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

5.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the fiscal years ended June 30, 2017 and June 30, 2016 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	June 30, 2017	June 30, 2016
Ordinary Income	$347,222	$199,039
Long-Term Capital Gain	9,808	460,204
	$357,030	$659,243

COZAD SMALL CAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2017

As of June 30, 2017, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$744,570	$2,263,139	$—	$—	$—	$2,000,869	$5,008,578

The difference between book basis and tax basis undistributed net investment income, accumulated net realized losses, and unrealized appreciation (depreciation) from investments is primarily attributable to the tax deferral of losses on wash sales and adjustments for real estate investment trusts.

Permanent book and tax differences, primarily attributable to the gains/(losses) adjustments due to conversion, and adjustments for real estate investment trusts, and C-Corporation return of capital distributions, resulted in reclassifications for the year ended June 30, 2017 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$(399,773)	$(60,640)	$460,413

6.	NEW ACCOUNTING PRONOUNCEMENTS

On October 13, 2016 the Securities and Exchange Commission amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

7.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. The Fund filed a proxy statement to reorganize out of Northern Lights Fund Trust III (the “Trust”). If shareholders approve the reorganization, then the Fund will reorganize out of the Trust on our about October 2, 2017.

Management has concluded that there are no other impacts requiring adjustment or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

Board of Trustees of Northern Lights Fund Trust III

and the Shareholders of Cozad Small Cap Value Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of Cozad Small Cap Value Fund (the Fund), a series of the Northern Lights Fund Trust III, as of June 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period July 1, 2014 (commencement of operations) through June 30, 2015. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of June 30, 2017, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Cozad Small Cap Value Fund as of June 30, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from July 1, 2014 (commencement of operations) through June 30, 2015 in conformity with accounting principles generally accepted in the United States of America.

/s/ RSM US LLP

Denver, Colorado

August 29, 2017

Cozad Small Cap Value Fund
EXPENSE EXAMPLES (Unaudited)
June 30, 2017

As a shareholder of the Cozad Small Cap Value Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Cozad Small Cap Value Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2017 through June 30, 2017.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expense Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
Actual	1/1/17	6/30/2017	1/1/17 - 6/30/17	1/1/17 - 6/30/17
Class A	$ 1,000.00	$ 999.50	$ 7.68	1.55%
Class I	1,000.00	1,001.40	6.45	1.30%
Class N	1,000.00	1,001.40	7.69	1.55%

	Beginning	Ending	Expense Paid	Expense Ratio
Hypothetical	Account Value	Account Value	During Period*	During Period**
(5% return before expenses)	1/1/17	6/30/2017	1/1/17 - 6/30/17	1/1/17 - 6/30/17
Class A	$ 1,000.00	$ 1,017.11	$ 7.75	1.55%
Class I	1,000.00	1,018.35	6.51	1.30%
Class N	1,000.00	1,017.11	7.75	1.55%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (181) divided by the number of days in the fiscal year (365).

**	Annualized

COZAD SMALL CAP VALUE FUND
SUPPLEMENTAL INFORMATION (Unaudited)
June 30, 2017

Renewal of Advisory Agreement – Cozad Small Cap Value Fund*

In connection with a meeting held on May 30th and 31st, 2017, the Board of Trustees (the “Board”) of the Northern Lights Fund Trust III (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of the investment advisory agreement (the “Advisory Agreement”) between Cozad Asset Management, Inc. (“CAM”) and the Trust, with respect to the Cozad Small Cap Value Fund (the “Cozad”). In considering the renewal of the Advisory Agreement, the Board received materials specifically relating to Cozad and the Advisory Agreement.

The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The Board’s conclusions were based on an evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching conclusions with respect to the Advisory Agreement.

Nature, Quality and Extent of Services. The Board recognized that CAM was founded in 1972 as a registered investment adviser providing professional services and advice to individuals, families and institutional investors. The Board acknowledged that CAM’s investment management team had deep and wide experience in portfolio management, research, technology and compliance. The Board noted that CAM used an investment approach that involved a proprietary model focused on domestic, publicly traded small cap companies, and that CAM had a disciplined approach to buying and selling stocks. The Board commented on CAM’s thorough risk management process, which included ongoing deep-dive research, monitoring of information affecting positions and a willingness to respond to negative information and changing fundamentals. The Board noted that the chief compliance officer and portfolio manager reviewed the portfolio weekly to ensure compliance with investment limitations, and that CAM used a well-known broker dealer to provide the necessary qualitative services to achieve best execution. The Board observed that CAM had no material litigation or regulatory compliance issues since the last renewal. The Board appreciated the extra labor and due-diligence associated with a small cap strategy and noted that CAM had sufficient resources to support Cozad’s process and operation. The Board concluded that CAM should continue to provide high quality service to Cozad and its shareholders.

Performance. The Board remarked that Cozad had a respectable return of 30.60% over the one-year period, although it underperformed the Benchmark Russell 2000 Val TR, its peer group, and the Morningstar small value category. The Board noted that Cozad had underperformed the benchmark, peer group and Morningstar category in the three-year period, but outperformed the peer group and Morningstar category over the five-year and since inception periods. The Board observed that Cozad’s recent underperformance was due to selected stocks in real estate, energy and technology that did not perform as expected. The Board recognized that CAM was a disciplined investor that preferred to be risk averse in ultra-volatile periods and took precautions in risk-laden environments. The Board acknowledged that over the long term, Cozad had been on par with the benchmark and outperformed its peer group and Morningstar category placing Cozad in the top performance quartile since

COZAD SMALL CAP VALUE FUND
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
June 30, 2017

inception. Although past performance is not predictive of future returns, the Board concluded that CAM had the potential to provide reasonable results to Cozad and its shareholders.

Fees and Expenses. The Board considered CAM’s advisory fee of 1.30% and recognized that it was higher than its peer group and Morningstar category. The Board discussed CAM’s position that Cozad’s peer group consisted of large fund families that were able to leverage economies of scale and set lower fee levels. The Board discussed Cozad’s assertions that its advisory fee was higher than the fee CAM charged its separately managed accounts because of the additional costs of advising a mutual fund (such as administrative and compliance tasks) and Cozad’s low investment minimum which results in broad accessibility. The Board noted that CAM’s separately managed accounts had very high minimum investment amounts that provided economies of scale. After a discussion of these and other factors, the Board agreed that CAM’s advisory fee was not unreasonable.

Economies of Scale. The Board discussed the size of Cozad and its prospects for growth, concluding that it had not yet achieved meaningful economies that would necessitate the establishment of breakpoints. The Board noted that CAM agreed to discuss the implementation of breakpoints as Cozad’s assets grow and CAM achieved material economies of scale related to its operation. The Board agreed to monitor and revisit the issue at the appropriate time.

Profitability. The Board reviewed CAM’s profitability analysis in connection with its management of Cozad, and acknowledged that CAM was managing Cozad at a loss. The Board concluded, therefore, that CAM’s profitability was not excessive.

Conclusion. Having requested and reviewed such information from CAM as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Board concluded that the advisory fee structure for Cozad was reasonable and that renewal of the Advisory Agreement was in the best interests of Cozad and its respective shareholders.

*	Due to timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

Cozad Small Cap Value Fund
SUPPLEMENTAL INFORMATION (Unaudited)
June 30, 2017

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees. The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. The address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130 unless otherwise noted.

Independent Trustees
Name, Address, Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen In The Fund Complex*	Other Directorships Held During Past 5 Years**
James U. Jensen 1944	Trustee	Since February 2012, Indefinite	Chief Executive Officer, ClearWater Law & Governance Group, LLC (an operating board governance consulting company) (since 2004).	1	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2012); Wasatch Funds Trust, (since 1986); University of Utah research Foundation (since April 2000); Agricon Global Corporation, formerly Bayhill Capital Corporation (large scale farming in Ghana, West Africa) (October 2009 to June 2014).
Patricia Luscombe 1961	Trustee	Since January 2015, Indefinite	Managing Director of the Valuations and Opinions Group, Lincoln International LLC (since August 2007).	1	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2015); Monetta Mutual Funds (since November 2015).
John V. Palancia 1954	Trustee, Chairman	Trustee, since February 2012, Indefinite; Chairman of the Board since May 2014.	Retired (since 2011); Formerly, Director of Global Futures Operations Control, Merrill Lynch, Pierce, Fenner & Smith, Inc. (September 1975 to September 2011).	1	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2012); Northern Lights Fund Trust (since 2011); Northern Lights Variable Trust (since 2011); Alternative Strategies Fund (since 2012).
Mark H. Taylor 1964	Trustee, Chairman of the Audit Committee	Since February 2012, Indefinite	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); John P. Begley Endowed Chair in Accounting, Creighton University (2002-2009); President, Auditing Section of the American Accounting Association (2012-2015); Member of the AICPA Auditing Standards Board, AICPA ( 2008-2011).	1	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2012); Northern Lights Fund Trust (since 2007); Northern Lights Variable Trust (since 2007); Alternative Strategies Fund (since June 2010).
Jeffery D. Young 1956	Trustee	Since January 2015, Indefinite	Retired (since 2014); Asst. Vice President - Transportation Systems, Union Pacific Railroad Company (June 1976 to April 2014); President, Celeritas Rail Consulting (since June 2014).	1	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2015); PS Technology, Inc. (2010-2013).

*	As of June 30, 2017, the Trust was comprised of 35 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

**	Only includes directorships held within the past 5 years in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934, or any company registered as an investment company under the 1940 Act.

6/30/17-NLFT III-v1

Cozad Small Cap Value Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
June 30, 2017

Officers of the Trust

Name, Address, Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years
Brian Curley* 80 Arkay Drive, Hauppauge, NY 11788 1970	President**/ Treasurer	February 2017 and 2013, respectively, indefinite	Vice President, Gemini Fund Services, LLC (since 2015), Assistant Vice President, Gemini Fund Services, LLC (2012 - 2014); Senior Controller of Fund Treasury, The Goldman Sachs Group, Inc. (2008 - 2012); Senior Associate of Fund Administration, Morgan Stanley (1999 - 2008).
Eric Kane 80 Arkay Drive, Hauppauge, NY 11788 1981	Secretary	November 2013, indefinite	Vice President, Gemini Fund Services, LLC (since 2017), Assistant Vice President, Gemini Fund Services, LLC (2014 - 2017), Staff Attorney, Gemini Fund Services, LLC (2013 - 2014), Law Clerk, Gemini Fund Services, LLC (2009 - 2013), Legal Intern, NASDAQ OMX (January 2011 to September 2011), Hedge Fund Administrator, Gemini Fund Services, LLC (January 2008 to August 2008), Mutual Fund Accountant/Corporate Action Specialist, Gemini Fund Services, LLC (2006 - 2008).
William Kimme 17605 Wright Street, Omaha, NE 68130 1962	Chief Compliance Officer	February 2012, indefinite	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2011); Due Diligence and Compliance Consultant, Mick & Associates (2009 - 2011); Assistant Director, FINRA (2000 - 2009).

*	Mr. Curley was elected President of the Trust, effective February 24, 2017.

**	James Ash resigned from his position as President of the Trust effective February 24, 2017.

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-855-528-0707.

6/30/17-NLFT III-v1

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST III

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST III DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡         Social Security number and income

¡         assets, account transfers and transaction history

¡         investment experience and risk tolerance

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust III chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Northern Lights Fund Trust III share?	Can you limit this sharing?
For our everyday business purposes– such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	YES	NO
For our marketing purposes– to offer our products and services to you	NO	We do not share
For joint marketing with other financial companies	NO	We do not share
For our affiliates’ everyday business purposes– information about your transactions and experiences	NO	We do not share
For our affiliates’ everyday business purposes– information about your creditworthiness	NO	We do not share
For our affiliates to market to you	NO	We do not share
For nonaffiliates to market to you	NO	We do not share

Questions?	Call 1-888-339-4230

What we do
How does Northern Lights Fund Trust III protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust III collect my personal information?

We collect your personal information, for example, when you

¡        open an account or give us contact information

¡        provide account information or give us your income information

¡        make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡        sharing for affiliates’ everyday business purposes—information about your creditworthiness

¡        affiliates from using your information to market to you

¡        sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡ Northern Lights Fund Trust III does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡ Northern Lights Fund Trust III does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡ Northern Lights Fund Trust III doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12 month period ended June 30 as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-855-528-0707 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-528-0707.

INVESTMENT ADVISER
Cozad Asset Management, Inc.
2501 Galen Drive
Champaign, Illinois 61821

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, New York 11788

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii The Registrant’s board of trustees has determined that Mark H. Taylor is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Taylor is independent for purposes of this Item 3.

(a)(2) Not applicable.

(a)(3)   In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction.   At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity.   The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2017– $14,500

2016 – $14,000

(b)	Audit-Related Fees

2017 – None

2016 – None

(c)	Tax Fees

2017 – $3,000

2016 – $2,750

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2017 – None

2016 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2017	2016
Audit-Related Fees:	0.00%	0.00%
Tax Fees:	0.00%	0.00%
All Other Fees:	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2017 - $0,000

2016 - $0,000

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust III

By (Signature and Title)

/s/ Brian Curley

Brian Curley, Principal Executive Officer/President

Date 9/8/17

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Brian Curley

Brian Curley, Principal Executive Officer/President

Date 9/8/17

By (Signature and Title)

/s/ Brian Curley

Brian Curley, Principal Financial Officer/Treasurer

Date 9/8/17